SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (date of earliest event reported): June 4, 1997




                               DIGEX, INCORPORATED
           ----------------------------------------------------------
             (Exact name of registrant as specified in its Charter)


         State of Delaware             001-12281                52-1986462
  ------------------------------      -------------       ----------------------
   (State or other jurisdiction        (Commission           (I.R.S. Employer
          of incorporation)             File No.)           Identification No.)



         One DIGEX Plaza
         Beltsville, Maryland                                      20705
----------------------------------------                        -----------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (301) 847-5000


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ITEM 5.           OTHER EVENTS

         DIGEX, Incorporated ("DIGEX"), a Delaware corporation, Intermedia Communications Inc. ("Intermedia"), a Delaware corporation, and Daylight Acquisition Corp. ("Daylight"), a Delaware corporation and a wholly-owned subsidiary of Intermedia, have entered into an Agreement and Plan of Merger, dated as of June 4, 1997 (the "Merger Agreement"), providing for the merger of DIGEX with Daylight. The Merger Agreement provides for the acquisition of DIGEX by Daylight through (i) a cash tender offer by Daylight to acquire all the issued and outstanding shares of Common Stock of DIGEX, par value $0.01 per share ("DIGEX Common Stock"), for $13.00 per share and (ii) a merger pursuant to which Daylight will merge with and into DIGEX. The Boards of Directors of DIGEX, Daylight, and Intermedia have each approved the merger of Daylight with and into DIGEX following the consummation of the tender offer upon the terms and subject to the conditions set forth in the Merger Agreement. The Merger Agreement is filed herewith as Exhibit 2.1.

         The Merger Agreement includes provisions prohibiting DIGEX from actively soliciting another purchaser and provides for the payment of certain fees and the reimbursement of certain expenses to Intermedia in the event of a termination of the Merger Agreement under certain circumstances.

         In connection with the execution and delivery of the Merger Agreement and the transactions contemplated thereby, certain holders of DIGEX Common Stock, whose aggregate holdings (the "Shares") exceed fifty percent of the total outstanding shares of DIGEX Common Stock, have entered into a stock purchase agreement, dated June 4, 1997 (the "Stock Purchase Agreement"), pursuant to which (i) each such holder has granted an option to Intermedia to purchase its Shares at $13.00 per share and (ii) each such holder has agreed to tender all its Shares pursuant to the tender offer, all upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which is filed herewith as
Exhibit 99.1.

         Intermedia has issued a press release announcing the execution of the Merger Agreement, which is filed herewith as Exhibit 99.2.



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed with this report:

                  2.1 Agreement and Plan of Merger dated June 4, 1997 among Intermedia Communications Inc., Daylight Acquisition Corp. and DIGEX, Incorporated

                  99.1 Stock Purchase Agreement dated June 4, 1997 among Intermedia Communications Inc. and certain stockholders of DIGEX, Incorporated

                  99.2     Press Release dated June 5, 1997



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DIGEX, INCORPORATED
                                    (Registrant)





                                    By:  /s/ John C. Welling
                                         -------------------------------
                                         John C. Welling
                                         Vice President, Chief Financial Officer


Date:  June 6, 1997



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                                 EXHIBIT INDEX

Exhibit No.             Description                         Page No.
-----------             ------------                        ---------
   2.1                  Agreement and Plan of Merger

  99.1                  Stock Purchase Agreement

  99.2                  Press Release